SUPPLEMENT DATED MAY 1, 1999 TO
                        PROSPECTUS DATED MAY 1, 1999, FOR
                    FUTURE DIMENSIONS VARIABLE UNIVERSAL LIFE
                    A FLEXIBLE PREMIUM ADJUSTABLE COMBINATION
                    FIXED AND VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY:
                        SOUTHLAND LIFE INSURANCE COMPANY
                                       AND
                          SOUTHLAND SEPARATE ACCOUNT L1



Southland Life anticipates implementing an enhanced policy administration system during or before the third quarter of 1999. Until then, policies will be administered consistent with the terms of this supplement, which modifies certain information that appears in your May 1, 1999 prospectus. We will notify you when we implement our new system and this supplement no longer applies.

You should read the supplement carefully and keep it with your prospectus for future reference. Current or prospective owners may obtain further information about these matters by calling the customer service center at the telephone number listed in the prospectus or by contacting your sales representative.

The address for overnight delivery to the customer service center appearing on page 2 of the prospectus is changed to the following:

     Southland Customer Service Center
     8515 East Orchard Road - 9T2
     Englewood , CO 80111


Under "Scheduled Premiums," page 20, the fifth sentence of the first paragraph is deleted and replaced with:

      "You may receive premium reminder notices for the scheduled premium on a quarterly, semiannual, or annual basis."


Under "Death Benefit Options," page 25, the third sentence of the first paragraph is deleted and replaced with:

      "You may change your death benefit option after the first policy year and before the continuation of coverage feature begins."



Form 21-266 (5/99)

Under "Changes in Death Benefit Amounts," page 26, the second sentence of the first paragraph is deleted and replaced with:

      " You may do this after the first policy year, while your policy is in force and before the policy anniversary when the insured person turns age 76."


"Dollar Cost Averaging," page 34, is deleted in its entirety and replaced with:

      "DOLLAR COST AVERAGING

      If your account value in the Fidelity VIP Money Market subaccount is at least $10,000, you can elect dollar cost averaging. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.

      DOLLAR COST AVERAGING DOES NOT ASSURE A PROFIT NOR DOES IT PROTECT YOU AGAINST A LOSS IN A DECLINING MARKET.

      This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It also reduces the risk of investing too little when the price of an investment portfolio's shares is low.

      Since you transfer the same dollar amount to other subaccounts each period, you purchase more units in a subaccount if the unit value per unit is low, and you purchase fewer units if the unit value is high.

      You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least seven days after we receive your dollar cost averaging request. Dollar cost averaging cannot begin until after the end of your free look period.

      With dollar cost averaging, you designate a dollar amount for automatic transfer from the Fidelity VIP Money Market subaccount for automatic transfer. Each period, we automatically transfer the amount you select to one or more other variable subaccounts. You may not make dollar cost averaging transfers to the guaranteed interest account or loan account.

      Each dollar cost averaging transfer you make from the Fidelity VIP Money Market subaccount must be at least $100. The maximum dollar cost averaging transfer you may make from the Fidelity VIP Money Market subaccount is your account value in that subaccount, at the time you elect dollar cost averaging, divided by 12. The minimum percentage you may transfer to any one subaccount is 1% of the total amount you transfer from the Fidelity VIP Money Market subaccount.

      Dollar cost averaging automatically takes place monthly, on the monthly processing date.

      We do not count dollar cost averaging transfers toward your twelve free transfers per policy year. There is no charge for this feature.

      You may select dollar cost averaging or automatic rebalancing, but not both.

      CHANGING DOLLAR COST AVERAGING

      You may change your dollar cost averaging program one time per policy year. If you have telephone privileges, you may make changes to the dollar cost averaging program by telephoning our customer service center.

      TERMINATING DOLLAR COST AVERAGING

      Dollar cost averaging will terminate if:

           1. on any dollar cost averaging date, the amount in the Fidelity VIP Money Market subaccount is equal to or less than the amount to be transferred. We will then transfer the remaining amount and dollar cost averaging ends;

           2.  the maturity date occurs; or

           3. you cancel dollar cost averaging by sending a written request to our customer service center. We must receive it at least seven days before the next dollar cost averaging date."


"Automatic Rebalancing," page 34, is deleted in its entirety and replaced with:

      "AUTOMATIC REBALANCING

      Automatic rebalancing provides you with a method for maintaining a consistent approach to investing account values over time, and simplifying the process of asset allocation by dividing amounts among the variable subaccounts you have chosen.

      Transfers made for automatic rebalancing do not count toward your twelve free transfers per policy year.

      If you choose this feature, on each rebalancing date, we transfer amounts among the variable subaccounts to match your pre-set net premium allocation percentages. After the transfers, the ratio of your account value in each variable subaccount to your total account value for all variable subaccounts included in automatic rebalancing matches the net premium allocation percentage for that variable subaccount. This action rebalances the amounts in the variable subaccounts that do not match your set allocation. This happens if a variable subaccount outperforms other variable subaccounts for that time period.

      You may select an automatic rebalancing program when you apply for the policy or at a later date by completing the automatic rebalancing form and returning it to our customer service center. We require that you allocate no more than 35% of your premiums to any one variable subaccount and that you allocate your net premiums to at least five variable subaccounts while this feature is in effect. If at any time during the operation of the auto matic rebalancing feature you request a change in your net premium allocation which does not meet these requirements, we will not process your request unless you also request that the automatic rebalancing feature be discontinued. When you request a change in premium allocation that meets these requirements, your account value will be reallocated among the variable subaccounts as of the valuation date that we receive your request, to match your allocation for net premiums. You may make five free net premium allocation changes in a policy year, after which we charge you $25 for each additional allocation change per policy year. The $25 fee is withdrawn pro rata to the amount in each investment option as of the valuation date the allocation change is effective.

      If you choose this feature, as of the first valuation date of each calendar quarter, we will transfer your account value among the variable subaccounts to match your pre-set net premium allocation percentages. Automatic rebalancing may not begin until the first monthly processing date following the end of the free look period. Automatic rebalancing will continue until we receive your written request or telephone request at our customer service center to terminate. Other transfers may not be made during the operation of automatic rebalancing.

      You may select either dollar cost averaging or automatic rebalancing, but not both."


Under "Policy Loans," page 35, the first sentence of the first paragraph is deleted and replaced with:

      "You may borrow against your policy at any time after the first policy year by using your policy as security for a loan, or as otherwise required by law. "


Under "Free Look Period," page 40, the last paragraph is deleted and replaced with:

      "Once the free look period is over, you may transfer funds between investment options and activate policy investment features such as automatic rebalancing or dollar cost averaging."